UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2019

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

	Principal Amount	Value
Foreign Government Obligations—1.8%
Argentine Republic:
6.50% Sr. Unsec. Nts., 2/15/23[1]	$400,000	$343,000
7.50% Sr. Unsec. Nts., 4/22/26	265,000	231,246

Total Foreign Government Obligations (Cost $588,276)		574,246

Corporate Loans—1.8%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 5.493% [LIBOR4+300], 11/17/25[2]	24,823	24,687
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.249% [LIBOR6+475], 2/27/23[2]	44,775	44,999
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.023% [LIBOR12+450], 4/6/24[2]	29,650	29,576
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.938% 10/12/38[3]	3,209	3,209
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 11.252% [LIBOR4+675], 1/30/20[2,4]	65,000	45,852
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.513% 2/6/26[3]	65,000	65,171
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25% [LIBOR4+450], 8/6/21[2]	28,491	23,054
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.879% [LIBOR4+425], 6/23/23[2]	34,091	30,145
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.493% [LIBOR12+400], 5/15/23[2]	50,000	46,916
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.303% [LIBOR4+550], 9/30/22[2]	24,810	21,821
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.879% [LIBOR12+725], 10/17/22[2]	138,700	114,687
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.763% [LIBOR12+325], 10/25/20[2]	88,068	81,140
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.52% [LIBOR12+300], 3/11/22[2]	19,845	17,002
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 6.49% [LIBOR12+400], 3/29/21[2]	19,747	19,199

Total Corporate Loans (Cost $601,737)		567,458

Corporate Bonds and Notes—87.5%
Consumer Discretionary—18.6%
Auto Components—0.7%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	55,000	55,074
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]	20,000	18,025
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	50,000	51,250
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	35,000	33,337

1      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Components (Continued)
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec.
Nts., 12/15/23[1]	$30,000	$30,188
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	30,000	25,800

		213,674

Automobiles—0.1%
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	50,000	44,688

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	34,000	34,340

Diversified Consumer Services—0.2%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	15,000	12,600
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	20,000	15,350
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	25,000	24,781
		52,731

Entertainment—1.0%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	60,000	55,575
5.875% Sr. Sub. Nts., 11/15/26	25,000	22,565
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	45,157
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	75,000	76,313
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	30,000	30,750
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	25,000	26,101
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	55,344
		311,805

Hotels, Restaurants & Leisure—5.3%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	63,456
5.00% Sec. Nts., 10/15/25[1]	110,000	106,948
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	65,000	64,675
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	69,300
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	45,000	46,322
6.375% Sr. Unsec. Nts., 4/1/26	20,000	20,925
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	55,000	52,319
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	60,000	55,050
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	30,000	30,675
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	30,000	30,637
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	40,000	41,800

2      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[5]	$100,000	$100,750
8.75% Sr. Sub. Nts., 10/1/25[1]	80,000	82,600
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	40,000	39,500
5.125% Sr. Unsec. Nts., 5/1/26[1]	30,000	30,216
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	65,000	67,275
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	45,000	47,250
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	25,000	23,688
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	40,000	39,488
5.25% Sr. Unsec. Nts., 6/1/26[1]	65,000	66,415
Marriott Ownership Resorts, Inc./ILG LLC, 6.50% Sr. Unsec. Nts., 9/15/26[1]	25,000	25,906
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	80,000	82,100
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	45,000	46,125
6.00% Sr. Unsec. Nts., 3/15/23	50,000	52,438
6.625% Sr. Unsec. Nts., 12/15/21	45,000	48,155
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	35,000	34,475
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	60,000	57,487
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	50,000	48,563
10.00% Sr. Unsec. Nts., 12/1/22	95,000	100,225
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	44,438
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	25,000	24,181
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	33,523
5.50% Sr. Unsec. Nts., 3/1/25[1]	25,000	24,976
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	10,000	9,675
5.50% Sr. Unsec. Nts., 10/1/27[1]	10,000	9,559

		1,721,115

Household Durables—2.3%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	200,000	192,316
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25	100,000	93,625
7.25% Sr. Unsec. Nts., 2/1/23	4,000	3,840
Lennar Corp., 4.50% Sr. Unsec. Nts., 4/30/24	85,000	84,575
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	65,975
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	55,000	55,619
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	30,000	30,825

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
Taylor Morrison Communities, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	$85,000	$87,762
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	45,000	45,113
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	49,000	44,345
6.00% Sr. Unsec. Nts., 9/1/23	45,000	42,075

		746,070

Internet & Catalog Retail—0.0%
Getty Images, Inc., 9.75% Sr. Unsec. Nts., 3/1/27[1]	5,000	5,050
Leisure Equipment & Products—0.2%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	55,000	54,313
Media—6.3%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	20,000	20,600
7.50% Sr. Sec. Nts., 5/15/26[1]	45,000	43,650
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	70,000	71,050
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	50,000	49,294
8.125% Sr. Sec. Nts., 2/1/27[1]	45,000	45,337
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	20,000	19,950
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	45,000	43,875
5.00% Sr. Unsec. Nts., 4/1/24	25,000	24,867
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	40,000	41,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	24,753
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	67,550
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	77,716
5.375% Sr. Unsec. Nts., 5/1/25[1]	15,000	15,394
5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	93,491
5.875% Sr. Unsec. Nts., 4/1/24[1]	25,000	26,094
5.875% Sr. Unsec. Nts., 5/1/27[1]	15,000	15,445
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[5]	25,000	25,719
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	123,300
Series B, 7.625% Sr. Sub. Nts., 3/15/20	120,000	120,510
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	40,000	40,086
5.50% Sr. Sec. Nts., 5/15/26[1]	20,000	20,350
5.50% Sr. Unsec. Nts., 4/15/27[1]	40,000	40,300
6.50% Sr. Unsec. Nts., 2/1/29[1]	25,000	26,203
10.875% Sr. Unsec. Nts., 10/15/25[1]	40,000	46,500
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	170,000	143,811

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Media (Continued)
DISH DBS Corp.: (Continued) 7.75% Sr. Unsec. Nts., 7/1/26	$35,000	$30,362
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	25,000	24,969
5.875% Sr. Unsec. Nts., 7/15/26[1]	80,000	81,000
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	115,000	80,500
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[1]	25,000	26,250
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	20,000	20,756
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	55,000	54,725
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	30,000	27,750
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	45,000	45,563
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	34,803
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	23,156
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	51,125
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	18,200
5.125% Sr. Sec. Nts., 2/15/25[1]	95,000	82,888
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	15,000	15,425
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	50,000	49,875
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	85,000	82,238

		2,016,930

Multiline Retail—0.2%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	45,000	38,587
8.625% Sec. Nts., 3/15/25[1]	25,000	15,000
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	20,000	10,500

		64,087

Specialty Retail—2.0%
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	35,000	32,987
8.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	47,250
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	60,000	60,150
6.75% Sr. Unsec. Nts., 3/15/21[1]	80,000	80,800
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	25,000	21,656
6.875% Sr. Unsec. Nts., 11/1/35	155,000	134,463
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	45,000	44,719
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	45,000	44,438
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	60,000	48,000
7.125% Sr. Unsec. Nts., 3/15/23[1]	25,000	17,062
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	44,500

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail (Continued)
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	$75,000	$73,875
		649,900

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	40,156
4.875% Sr. Unsec. Nts., 5/15/26[1]	15,000	14,850
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[6]	20,000	20,000

		75,006

Consumer Staples—3.5%
Food & Staples Retailing—1.3%
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/ Albertson’s LLC, 7.50% Sr. Unsec. Nts., 3/15/26[1]	25,000	25,875
Albertsons Cos. LLC/Safeway, Inc./New Albertson LP/ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	90,000	90,450
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	70,000	53,375
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	44,990
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	65,000	57,541
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	85,000	72,934
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	50,000	41,500
7.75% Sr. Sec. Nts., 1/15/24[1]	25,000	26,250

		412,915

Food Products—1.8%
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	80,000	81,444
6.75% Sr. Unsec. Nts., 2/15/28[1]	75,000	77,812
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	260,000	239,427
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	70,000	70,350
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	24,625
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	20,000	19,325
5.75% Sr. Unsec. Nts., 3/1/27[1]	70,000	69,388

		582,371

Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	55,000	47,162
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	24,750

		71,912

Personal Products—0.2%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	65,000	67,275

6      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Energy—13.8%
Energy Equipment & Services—2.9%
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	$25,000	$21,500
Bristow Group, Inc., 8.75% Sr. Sec. Nts., 3/1/23[1]	15,000	11,962
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	45,000	33,525
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	10,000	10,475
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50% Sr. Sec. Nts., 4/1/25[1]	25,000	24,375
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	55,000	42,487
7.75% Sr. Unsec. Nts., 2/1/26	10,000	8,425
Eterna Capital Pte Ltd., 8.00% Sr. Sec. Nts., 12/11/22[7]	311,983	263,253
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	20,000	19,925
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	130,000	108,387
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	40,000	35,500
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	55,000	34,100
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	35,000	34,563
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	55,000	47,850
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	35,000	29,925
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	25,000	25,063
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	23,625	23,979
Transocean Poseidon Ltd., 6.875% Sr. Sec. Nts., 2/1/27[1]	10,000	10,300
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	24,250
9.00% Sr. Unsec. Nts., 7/15/23[1]	45,000	47,644
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	20,000	19,700
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 9/1/27[1,6]	30,000	30,638
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	47,000	34,075

		941,901

Oil, Gas & Consumable Fuels—10.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	20,000	6,400
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	65,000	64,350
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	28,000	30,310
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	25,000	22,562
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	10,000	10,025
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	50,000	51,250
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.875% Sr. Unsec. Nts., 2/1/25	25,000	25,469
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	67,000	53,684

7      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	$30,000	$27,900
7.625% Sr. Unsec. Nts., 1/15/22	15,000	13,612
Carrizo Oil & Gas, Inc., 8.25% Sr. Unsec. Nts., 7/15/25	10,000	10,475
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	10,000	9,600
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	45,000	46,012
7.00% Sr. Sec. Nts., 6/30/24	40,000	44,400
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	43,000	44,182
7.00% Sr. Unsec. Nts., 10/1/24	25,000	24,813
7.50% Sr. Unsec. Nts., 10/1/26	45,000	44,662
8.00% Sr. Unsec. Nts., 1/15/25	20,000	20,425
8.00% Sr. Unsec. Nts., 6/15/27	15,000	14,930
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	5,000
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	25,000	25,312
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	40,000	38,900
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	95,000	97,375
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	30,000	29,967
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	40,000	40,550
9.25% Sec. Nts., 3/31/22[1]	40,000	40,300
Energy Transfer LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	80,625
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	80,000	83,500
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	35,000	31,150
8.00% Sr. Sec. Nts., 11/29/24[1]	85,000	60,350
8.00% Sec. Nts., 2/15/25[1]	13,000	5,785
9.375% Sec. Nts., 5/1/24[5]	55,000	25,987
Extraction Oil & Gas, Inc.:
5.625% Sr. Unsec. Nts., 2/1/26[1]	25,000	20,875
7.375% Sr. Unsec. Nts., 5/15/24[1]	25,000	22,500
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	20,000	16,700
Fortress Transportation & Infrastructure Investors LLC, 6.75% Sr. Unsec. Nts., 3/15/22[1]	25,000	25,594
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	5,000	5,025
6.25% Sr. Unsec. Nts., 5/15/26	80,000	74,400
6.50% Sr. Unsec. Nts., 10/1/25	70,000	67,375
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	20,000	18,200
6.375% Sr. Unsec. Nts., 5/15/25	25,000	22,469
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	50,000	37,625

8      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	$25,000	$25,250
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	16,000	15,440
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	20,000	19,975
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	25,750
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	40,000	35,100
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	73,000	4,380
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	30,000	28,568
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	20,000	19,025
MEG Energy Corp.: 6.50% Sec. Nts., 1/15/25[1]	45,000	44,381
7.00% Sr. Unsec. Nts., 3/31/24[1]	40,000	36,800
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	15,000	13,650
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	5,000	5,293
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,7]	128,828	57,328
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	25,000	26,797
NGL Energy Partners LP/NGL Energy Finance Corp.: 6.125% Sr. Unsec. Nts., 3/1/25	60,000	56,850
7.50% Sr. Unsec. Nts., 11/1/23	60,000	62,175
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[7]	10,025	10,326
Oasis Petroleum, Inc.: 6.25% Sr. Unsec. Nts., 5/1/26[1]	25,000	23,875
6.875% Sr. Unsec. Nts., 1/15/23	20,000	19,925
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]	25,000	24,687
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	34,825
PBF Holding Co. LLC/PBF Finance Corp.: 7.00% Sr. Sec. Nts., 11/15/23	30,000	30,825
7.25% Sr. Unsec. Nts., 6/15/25	25,000	25,762
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23	45,000	46,026
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26	45,000	43,594
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[1]	25,000	24,675
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]	200,000	172,006
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	55,000	51,838
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	80,000	80,300
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]	300,000	324,228
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	135,000	20,588
7.25% Sr. Sec. Nts., 2/15/23[1]	50,000	43,375
7.75% Sr. Unsec. Nts., 6/15/21	50,000	8,250

9      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22	$20,000	$19,575
5.625% Sr. Unsec. Nts., 11/15/23	45,000	42,300
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27	25,000	23,938
6.75% Sr. Unsec. Nts., 9/15/26	10,000	9,625
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25	14,000	13,926
7.50% Sr. Unsec. Nts., 4/1/26	25,000	26,125
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25	25,000	22,875
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	75,000	72,000
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23	30,000	30,450
5.50% Sr. Unsec. Nts., 2/15/26	15,000	14,937
5.875% Sr. Unsec. Nts., 3/15/28	34,000	33,575
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	35,929
5.50% Sr. Unsec. Nts., 1/15/28[1]	35,000	35,088
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28	10,000	9,738
5.875% Sr. Unsec. Nts., 4/15/26[1]	50,000	52,250
6.50% Sr. Unsec. Nts., 7/15/27[1]	25,000	26,500
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	10,000	9,275
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	30,000	10,800
7.125% Sr. Unsec. Nts., 4/15/25[1]	20,000	5,000
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26	35,000	35,788
W&T Offshore, Inc., 9.75% Sec. Nts., 11/1/23[1]	5,000	4,975
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26	45,000	44,325
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	20,000	22,525

		3,504,011

Financials—10.3%
Capital Markets—2.4%
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	25,000	25,187
10.75% Sr. Unsec. Nts., 9/1/24[1]	20,000	19,200
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[5]	25,000	24,356
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	90,000	85,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	25,000	25,781
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	221,143
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25% Sr. Unsec. Nts., 2/15/21	15,000	14,681

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Capital Markets (Continued)
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]	$25,000	$25,875
NCI Building Systems, Inc., 8.00% Sec. Nts., 4/15/26[1]	15,000	14,213
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	65,000	68,705
Refinitiv US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	25,000	25,313
8.25% Sr. Unsec. Nts., 11/15/26[1]	25,000	24,523
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	35,000	35,306
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	70,000	71,050
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	25,000	24,893
5.00% Sr. Unsec. Nts., 1/31/28[1]	15,000	14,306
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	35,000	33,163

		753,195

Commercial Banks—1.5%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,8]	40,000	42,059
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]	200,000	189,662
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21	40,000	40,537
5.00% Sr. Unsec. Nts., 8/15/22	10,000	10,350
5.25% Sr. Unsec. Nts., 3/7/25	25,000	26,188
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Sub. Nts., 2/15/24[1]	45,000	47,306
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]	65,000	66,323
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	55,000	53,797

		476,222

Consumer Finance—2.5%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	55,000	51,012
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	40,000	40,850
5.75% Sub. Nts., 11/20/25	55,000	58,506
8.00% Sr. Unsec. Nts., 11/1/31	45,000	55,800
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]	45,000	46,631
6.375% Sr. Unsec. Nts., 2/15/26[1]	20,000	20,900
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26[1]	15,000	13,978
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	45,000	42,862
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[1]	25,000	25,507
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.75% Sr. Unsec. Nts., 2/1/27[1]	25,000	25,625

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	$65,000	$62,888
6.50% Sr. Unsec. Nts., 6/15/22	40,000	41,100
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,725
6.75% Sr. Unsec. Nts., 6/25/25	60,000	58,875
6.75% Sr. Unsec. Nts., 6/15/26	35,000	33,688
Springleaf Finance Corp., 6.125% Sr. Unsec. Nts., 3/15/24	45,000	45,619
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	70,000	67,550
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]	50,000	46,438
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/27[1]	30,000	30,975

		789,529

Diversified Financial Services—0.3%
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]	35,000	34,606
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]	10,000	10,262
5.50% Sr. Unsec. Nts., 2/15/24[1]	50,000	51,813

		96,681

Insurance—0.2%
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21	20,000	19,605
7.70% Sr. Unsec. Nts., 6/15/20	30,000	30,000
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]	25,000	24,563

		74,168

Real Estate Investment Trusts (REITs)—2.3%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]	25,000	26,375
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	57,062
5.875% Sr. Unsec. Nts., 1/15/26	50,000	52,500
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	87,750
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]	35,000	33,294
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	17,000	16,983
5.25% Sr. Unsec. Nts., 9/15/22	65,000	63,681
6.00% Sr. Unsec. Nts., 4/1/22	95,000	95,119
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	30,000	31,500
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	40,000	39,800
6.375% Sr. Unsec. Nts., 3/1/24	15,000	15,788
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	40,000	41,112
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22	30,000	29,850

12      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25	$70,000	$68,271
5.00% Sr. Unsec. Nts., 12/15/21	65,000	66,544
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	25,000	21,812

		747,441

Real Estate Management & Development—0.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[9]	150,000	154,722
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	30,000	30,218
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	40,048
		224,988

Thrifts & Mortgage Finance—0.4%
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]	35,000	35,700
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	25,000	22,875
5.75% Sr. Unsec. Nts., 5/1/25[1]	35,000	34,720
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	45,000	43,988

		137,283

Health Care—7.6%
Biotechnology—0.2%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]	75,000	70,001

Health Care Equipment & Supplies—0.2%
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	46,463
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	30,000	29,625

		76,088

Health Care Providers & Services—4.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	25,000	24,938
6.50% Sr. Unsec. Nts., 3/1/24	20,000	20,000
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	60,000	61,350
5.375% Sr. Unsec. Nts., 6/1/26[1]	30,000	31,200
6.125% Sr. Unsec. Nts., 2/15/24	30,000	31,444
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	85,000	82,131
6.875% Sr. Unsec. Nts., 2/1/22	44,000	29,040
8.00% 1st Lien Nts., 3/15/26[1,6]	40,000	39,473
8.125% Sec. Nts., 6/30/24[5]	4,000	3,350
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	24,211
5.125% Sr. Unsec. Nts., 7/15/24	80,000	79,400
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	40,000	40,562

13      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1]	$35,000	$31,675
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	45,000	46,786
5.375% Sr. Unsec. Nts., 9/1/26	115,000	118,375
5.50% Sr. Sec. Nts., 6/15/47	35,000	36,167
5.625% Sr. Unsec. Nts., 9/1/28	90,000	93,263
5.875% Sr. Unsec. Nts., 2/15/26	25,000	26,469
7.50% Sr. Unsec. Nts., 2/15/22	75,000	82,406
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	31,337
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	55,000	56,581
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	60,000	60,450
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	50,875
6.25% Sec. Nts., 2/1/27[1]	25,000	25,766
6.75% Sr. Unsec. Nts., 6/15/23	115,000	118,306
8.125% Sr. Unsec. Nts., 4/1/22	45,000	48,206
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	25,000	24,625

		1,318,386

Health Care Technology—0.2%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	70,000	67,474

Life Sciences Tools & Services—0.1%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	35,000	32,813

Pharmaceuticals—2.8%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1,6]	70,000	72,669
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	30,000	29,962
5.50% Sr. Sec. Nts., 11/1/25[1]	35,000	35,438
5.75% Sr. Sec. Nts., 8/15/27[1,6]	20,000	20,225
5.875% Sr. Unsec. Nts., 5/15/23[1]	85,000	84,894
6.125% Sr. Unsec. Nts., 4/15/25[1]	85,000	82,025
7.00% Sr. Sec. Nts., 3/15/24[1]	30,000	31,687
9.00% Sr. Unsec. Nts., 12/15/25[1]	75,000	80,696
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	15,000	15,075
6.00% Sr. Unsec. Nts., 7/15/23[1]	120,000	100,050
6.00% Sr. Unsec. Nts., 2/1/25[1]	35,000	27,125
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]	35,000	29,225
7.25% Sr. Unsec. Nts., 1/15/22[1]	35,000	33,764
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	30,000	30,003
5.50% Sr. Unsec. Nts., 4/15/25[1]	30,000	24,600
5.625% Sr. Unsec. Nts., 10/15/23[1]	25,000	22,000

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	$30,000	$30,300
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	25,000	24,390
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	20,000	19,929
3.15% Sr. Unsec. Nts., 10/1/26	25,000	20,820
6.00% Sr. Unsec. Nts., 4/15/24	70,000	70,918

		885,795

Industrials—9.2%
Aerospace & Defense—2.0%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	45,000	44,691
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	40,000	40,400
7.50% Sr. Unsec. Nts., 12/1/24[1]	45,000	46,012
7.50% Sr. Unsec. Nts., 3/15/25[1]	30,000	30,150
7.875% Sr. Unsec. Nts., 4/15/27[1,6]	40,000	39,698
8.75% Sr. Unsec. Nts., 12/1/21[1]	60,000	66,225
DAE Funding LLC, 4.50% Sr. Unsec. Nts., 8/1/22[1]	50,000	49,625
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	35,000	36,356
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	25,688
6.375% Sr. Sub. Nts., 6/15/26	55,000	53,694
6.50% Sr. Sub. Nts., 7/15/24	45,000	45,562
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	70,000	67,900
7.75% Sr. Unsec. Nts., 8/15/25	85,000	80,963

		626,964

Air Freight & Couriers—0.2%
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	15,000	15,019
6.75% Sr. Unsec. Nts., 8/15/24[1]	40,000	40,350

		55,369

Airlines—1.0%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,300
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]	250,000	240,937
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	65,000	64,919

		336,156

Building Products—0.2%
JELD-WEN, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	10,000	9,437
4.875% Sr. Unsec. Nts., 12/15/27[1]	10,000	9,288

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Building Products (Continued)
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	$50,000	$50,937

		69,662

Commercial Services & Supplies—1.8%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	80,000	78,800
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[5,7]	47,108	32,740
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[7]	30,000	30,225
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	50,000	47,750
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	75,000	75,187
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	20,000	20,475
5.875% Sr. Unsec. Nts., 7/1/25	25,000	25,031
6.00% Sr. Unsec. Nts., 1/1/27	50,000	50,375
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	40,000	38,800
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	34,000	35,020
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[1]	25,000	23,938
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	10,000	9,750
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	60,000	61,408
8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	45,703

		575,202

Construction & Engineering—0.3%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	42,919
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	24,250
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	25,000	24,875

		92,044

Electrical Equipment—0.4%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	50,000	52,688
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	35,000	35,220
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,7]	45,000	43,819

		131,727

Industrial Conglomerates—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	40,000	40,600
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	60,000	52,038

		92,638

Machinery—0.9%
Allison Transmission, Inc., 5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	45,450
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	57,000	57,285
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	45,000	47,250
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	15,000	15,319
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	45,000	46,621

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Machinery (Continued)
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	$45,000	$43,819
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[5]	30,000	28,125
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	20,000	18,550

		302,419

Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	35,000	31,762
Nielsen Finance LLC/Nielsen Finance Co., 5.00% Sr. Unsec. Nts., 4/15/22[1]	15,000	15,038

		46,800

Road & Rail—0.8%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	25,000	25,062
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	45,000	42,919
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	25,000
Hertz Corp. (The):
5.50% Sr. Unsec. Nts., 10/15/24[1]	50,000	42,750
5.875% Sr. Unsec. Nts., 10/15/20	55,000	55,138
7.375% Sr. Unsec. Nts., 1/15/21	25,000	25,047
7.625% Sec. Nts., 6/1/22[1]	30,000	30,750

		246,666

Trading Companies & Distributors—1.2%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	25,687
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	42,975
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	50,000	49,687
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]	41,000	42,947
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	40,000	41,950
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28	57,000	54,566
5.875% Sr. Unsec. Nts., 9/15/26	65,000	66,788
6.50% Sr. Unsec. Nts., 12/15/26	50,000	52,313

		376,913

Information Technology—5.2%
Communications Equipment—1.1%
Chaparral Energy, Inc., 8.75% Sr. Unsec. Nts., 7/15/23[1]	15,000	9,525
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	50,000	47,375
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[5]	120,000	125,943
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	75,000	76,764
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	39,950
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	40,000	28,094
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	25,000	24,500

		352,151

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.4%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22	$25,000	$24,937
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	35,438
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	65,000	61,750

		122,125

Internet Software & Services—0.3%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	115,000	100,912

IT Services—1.4%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	25,000	25,469
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	65,000	65,162
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	71,662
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	35,000	35,941
5.75% Sec. Nts., 1/15/24[1]	70,000	72,509
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	60,600
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	10,000	8,675
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	35,000	34,913
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	40,000	41,000
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	35,000	34,694

		450,625

Semiconductors & Semiconductor Equipment—0.2%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,324
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]	45,000	46,012
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	25,000	26,063

		82,399

Software—1.1%
Dell International LLC/EMC Corp., 7.125% Sr. Unsec. Nts., 6/15/24[1]	35,000	37,142
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	25,000	25,440
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	72,134
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	39,890
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	50,000	53,156
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	25,000	25,625
8.00% Sr. Unsec. Nts., 11/1/26[1]	25,000	26,187
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	71,625

		351,199

Technology Hardware, Storage & Peripherals—0.7%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	70,000	67,987
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	70,313
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	45,764

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26	$30,000	$28,425

		212,489

Materials—9.1%
Chemicals—2.8%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	25,000	25,781
6.875% Sr. Unsec. Nts., 5/15/43	20,000	20,500
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	35,000	35,787
9.00% Sr. Unsec. Nts., 10/1/25[1]	45,000	48,375
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	25,000	28,062
CF Industries, Inc., 5.15% Sr. Unsec. Nts., 3/15/34	25,000	23,624
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	25,000	23,812
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	15,000	15,880
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]	10,000	10,169
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	75,000	64,125
10.375% Sr. Sec. Nts., 2/1/22[1]	25,000	21,313
Huntsman International LLC, 4.875% Sr. Unsec. Nts., 11/15/20	25,000	25,656
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	45,000	39,600
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	20,000	20,325
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	15,000	15,750
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	24,299
5.25% Sr. Unsec. Nts., 8/1/23[1]	25,000	24,844
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	20,000	19,500
5.125% Sr. Unsec. Nts., 9/15/27	25,000	25,313
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]	200,000	190,788
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]	20,000	19,463
6.75% Sr. Sec. Nts., 11/15/22[1]	25,000	26,086
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	35,000	30,450
Starfruit Finco BV/Starfruit US Holdco LLC, 8.00% Sr. Unsec. Nts., 10/1/26[1]	35,000	35,000
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	42,019
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	35,000	30,975

		887,496

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	$10,000	$9,700
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	25,000	23,937
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	65,000	64,350

		97,987

Containers & Packaging—2.0%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,7]	76,400	72,198
BWAY Holding Co.:
5.50% Sr. Sec. Nts., 4/15/24[1]	10,000	9,897
7.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	47,625
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	35,000	35,437
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26	25,000	25,183
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	45,000	43,200
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]	25,000	25,531
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]	50,000	50,500
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	45,000	44,100
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	46,454
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	59,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	70,088
7.00% Sr. Unsec. Nts., 7/15/24[1]	55,000	56,422
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	30,000	30,675
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	26,250

		643,360

Metals & Mining—3.8%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	50,000	41,750
7.00% Sr. Unsec. Nts., 3/15/27	30,000	25,350
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	15,000	15,394
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	21,225
7.00% Sr. Unsec. Nts., 9/30/26[1]	20,000	21,500
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	20,000	20,900
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	45,000	49,457
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	25,000	26,650
7.00% Sr. Unsec. Nts., 10/15/39	10,000	10,994
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	70,000	67,812
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	45,000	45,450
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	40,000	39,100

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	$65,000	$56,062
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	25,000	23,719
6.875% Sr. Unsec. Nts., 3/1/26[1]	25,000	23,469
7.00% Sr. Unsec. Nts., 2/15/21[1]	25,000	25,459
7.25% Sr. Unsec. Nts., 4/1/23[1]	60,000	59,175
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	30,000	30,084
4.55% Sr. Unsec. Nts., 11/14/24	25,000	24,812
5.40% Sr. Unsec. Nts., 11/14/34	25,000	22,937
5.45% Sr. Unsec. Nts., 3/15/43	30,000	26,475
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	70,000	72,888
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	40,000	37,550
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	200,000	194,376
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	10,000	10,063
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	60,000	55,500
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	30,000	30,600
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	60,000	56,688
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	15,000	14,250
6.875% Sr. Unsec. Nts., 8/15/25	45,000	44,550
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	25,000	26,743

		1,220,982

Paper & Forest Products—0.2%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	14,813
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	20,000	19,200
6.50% Sr. Unsec. Nts., 2/1/24	20,000	20,500

		54,513

Telecommunication Services—7.6%
Diversified Telecommunication Services—4.5%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	240,000	236,160
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	62,137
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	25,000	25,344
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	45,000	47,714
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	22,750
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26[1]	35,000	35,787
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	55,000	51,287
8.75% Sr. Unsec. Nts., 4/15/22	45,000	30,937
10.50% Sr. Unsec. Nts., 9/15/22	55,000	39,600
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	10,000	10,087

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	$35,000	$34,038
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	20,000	18,450
8.00% Sr. Sec. Nts., 2/15/24[1]	50,000	52,156
8.50% Sr. Unsec. Nts., 10/15/24[1]	45,000	45,662
9.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	72,975
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	50,000	49,000
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	75,000	73,781
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[7]	200,000	216,500
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	17,550
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	58,932
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	20,000	19,625
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	55,275
5.125% Sr. Unsec. Nts., 4/15/25	25,000	25,727
6.00% Sr. Unsec. Nts., 4/15/24	40,000	41,650
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25	39,000	36,758
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	20,000	19,450
6.00% Sr. Unsec. Nts., 4/1/23	55,000	55,963

		1,455,295

Wireless Telecommunication Services—3.1%
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]	70,000	68,600
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]	10,000	10,850
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	40,000	41,700
6.875% Sr. Unsec. Nts., 3/15/25	50,000	51,375
7.125% Sr. Unsec. Nts., 3/15/26	70,000	71,006
8.25% Sr. Unsec. Nts., 12/15/20	45,000	48,296
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	57,363	56,754
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	85,000	86,445
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	51,750
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	180,000	186,431
7.625% Sr. Unsec. Nts., 3/1/26	70,000	72,800
7.875% Sr. Unsec. Nts., 9/15/23	170,000	182,113
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]	55,000	53,251

		981,371

Utilities—2.6%
Electric Utilities—0.8%
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]	250,000	254,065

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Electric Utilities (Continued)
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]	$15,000	$14,306

		268,371

Gas Utilities—0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	50,000	49,750
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	52,113
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	25,000	25,125

		126,988

Independent Power and Renewable Electricity Producers—1.0%
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	25,000	25,140
6.00% Sr. Unsec. Nts., 5/15/26	15,000	15,863
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	60,000	58,950
5.75% Sr. Unsec. Nts., 1/15/25	35,000	33,556
5.875% Sr. Sec. Nts., 1/15/24[1]	20,000	20,450
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]	25,000	24,656
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	25,000	25,469
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	55,000	58,781
7.25% Sr. Unsec. Nts., 5/15/26	30,000	32,625
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]	25,000	26,000

		321,490

Multi-Utilities—0.4%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	30,000	30,946
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	35,339
7.768% Sr. Unsec. Nts., 12/15/37[1]	10,000	11,987
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	30,000	29,513

		107,785

Total Corporate Bonds and Notes (Cost $28,772,307)		28,110,256
	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A10 (Cost $3,125)	5	813

Common Stocks—0.5%
Advanz Pharma Corp.[10]	304	5,663
Alcoa Corp.[10]	504	14,868
Claire’s Holdings LLC[10]	20	15,767
Concho Resources, Inc.	116	12,760

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Common Stocks (Continued)
Freeport-McMoRan, Inc.	974	$12,564
Herc Holdings, Inc.[10]	507	22,308
Huntsman Corp.	372	9,222
Micron Technology, Inc.[10]	436	17,824
Quicksilver Resources, Inc.[10,11]	155,000	—
Targa Resources Corp.	224	9,014
Teck Resources Ltd., Cl. B	1,142	25,626
XPO Logistics, Inc.[10]	242	12,185

Total Common Stocks (Cost $364,169)		157,801

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[10,11] (Cost $4,061)	445	2,415

	Shares
Investment Company—4.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.37%[12,13] (Cost $1,428,860)	1,428,860	1,428,860
Total Investments, at Value (Cost $31,762,535)	96.0%	30,841,849
Net Other Assets (Liabilities)	4.0	1,302,628

Net Assets	100.0%	$32,144,477

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,320,093 or 50.77% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

5. Restricted security. The aggregate value of restricted securities at period end was $366,970, which represents 1.14% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/14/13-11/10/18	$42,970	$32,740	$(10,230)
CHS/Community Health Systems, Inc., 8.125% Sec. Nts., 6/30/24	6/22/18	3,339	3,350	11
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20	8/9/17	25,355	25,719	364
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25	9/27/18	24,584	24,356	(228)
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sec. Nts., 5/1/24	10/21/16	45,644	25,987	(19,657)

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Golden Nugget, Inc., 6.75% Sr. Unsec. Nts., 10/15/24	9/20/16-9/12/17	$99,300	$100,750	$1,450
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22	3/1/17	120,000	125,943	5,943
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	11/9/17	30,000	28,125	(1,875)
		$391,192	$366,970	$(24,222)

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. Interest or dividend is paid-in-kind, when applicable.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $154,722 or 0.48% of the Fund’s net assets at period end.

10. Non-income producing security.

11. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

12. Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2018	Gross Additions	Gross Reductions	Shares February 28, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,702,926	15,017,816	15,291,882	1,428,860

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,428,860	$20,064	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$23,545,767	76.3%
Canada	1,416,886	4.6
Brazil	1,194,987	3.9

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Argentina	$574,246	1.9%
Luxembourg	531,267	1.7
Ukraine	433,803	1.4
Mexico	425,822	1.4
Turkey	383,104	1.2
Indonesia	263,253	0.9
Russia	221,143	0.7
Israel	207,108	0.7
China	192,728	0.6
Singapore	172,006	0.6
Ireland	168,837	0.5
Netherlands	143,112	0.5
New Zealand	126,510	0.4
Mauritius	125,942	0.4
United Kingdom	124,181	0.4
France	105,106	0.3
Belgium	86,499	0.3
United Arab Emirates	74,625	0.2
Italy	71,663	0.2
Nigeria	66,323	0.2
Zambia	47,188	0.2
Australia	42,059	0.1
Bermuda	34,075	0.1
Trinidad and Tobago	23,813	0.1
Cayman Islands	20,562	0.1
Macau	19,234	0.1

Total	$30,841,849	100.0%

Glossary:

Definitions
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE	Intercontinental Exchange
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 10,800 shares with net assets of $495,680 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$574,246	$—	$574,246
Corporate Loans	—	567,458	—	567,458
Corporate Bonds and Notes	—	28,110,256	—	28,110,256
Preferred Stock	—	813	—	813
Common Stocks	142,034	15,767	—	157,801
Rights, Warrants and Certificates	—	—	2,415	2,415
Investment Company	1,428,860	—	—	1,428,860

Total Assets	$1,570,894	$29,268,540	$2,415	$30,841,849

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$180,416

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$53,968
Market Value	$45,852
Market Value as % of Net Assets	0.14%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $199,000 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowings and Other Financing

Loan Commitments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities in the annual and semiannual reports.

	Interest Rate	Commitment Termination Date	Unfunded Amount	Unrealized Appreciation
Claire’s Stores, Inc., Sr. Sec.
Credit Facilities Term Loan	0.75%	10/12/22	$11,141	$977

8. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

8. Pending Acquisition (Continued)

of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	4/19/2019